Exhibit 99.1

For Financial Inquiries Contact:
Scott Irey
scott.irey@sybase.com
(925) 236-6751

For Press Inquiries Contact:
Leslie Nakajima
Sybase Public Relations
leslien@sybase.com
(925) 236-8650

SYBASE BEATS FOURTH QUARTER REVENUE AND PRO FORMA
EPS ESTIMATES

Mobile and Wireless Business Grows 19 Percent Year-Over-Year; Company Adds
143 New Enterprise Database Customers in Q4

DUBLIN, Calif. – January 27, 2004 – Sybase, Inc. (NYSE: SY), a leading enterprise infrastructure and mobile software company, today announced fourth quarter 2003 net income of $39.2 million on a pro forma basis, or earnings per share of $0.39 on a diluted basis (EPS), exceeding First Call consensus EPS estimates of $0.31. Net income for the same period calculated in accordance with generally accepted accounting principles (GAAP) was $37.7 million, or EPS of $0.38.

     Pro forma net income for the full year 2003 was $105.8 million, or EPS of $1.08, and GAAP net income for the same period was $87.2 million, or EPS of $0.89.

     Total revenues for the fourth quarter 2003 were $210.7 million compared to fourth quarter 2002 revenues of $210.6 million. Total revenues for the full year 2003 were $778.1 million compared to $829.9 million for 2002.

     “With clear signs of economic stabilization in the fourth quarter, we enter 2004 with renewed optimism about the future of IT spending,” said John Chen, chairman, CEO and president of Sybase, Inc. “The magnitude of new customer wins in Q4, including business from customers who have not purchased from us in recent years, signals a re-focused energy on strategic IT investments. For example, our Unwired solutions subsidiary recorded it’s highest revenues in the past two years. Looking ahead, we think Unwired solutions, the Linux database and the Asia Pacific region will remain strong growth areas for Sybase.”

     Pro forma net income for the fourth quarter of 2002 was $29.3 million, or EPS of $0.30. GAAP net income (loss) was ($9.8) million, or EPS of ($0.10) for the same period. For the full year 2002, pro forma net income was $101.4 million, or EPS of $1.02 compared to GAAP net income (loss) of ($94.7) million, or EPS of ($0.95) for the same period.

     Pro forma amounts exclude deductions related to purchased intangibles, stock-based compensation expense, restructuring charges and the related income tax effects.

     A detailed reconciliation of pro forma and GAAP amounts in this release and full details of the company’s financial results are set forth in the attached financial exhibits.

Balance Sheet and Other Data

     For the period ended December 31, 2003, Sybase reported $581.9 million in cash and cash investments, including restricted cash of $8.1 million. This is the highest cash balance in the company’s history. The company also generated $55.1 million in cash flow from operations in the fourth quarter bringing total year-to-date cash flow from operations to $202.1 million.

     Days sales outstanding for the three months ended December 31, 2003 was 60 days, compared with 72 days for the three months ended December 31, 2002.

About Sybase, Inc.

Celebrating 20 years of innovation, Sybase enables the Unwired Enterprise by delivering enterprise and mobile infrastructure, development and integration software solutions. Organizations can attain maximum value from their data assets by getting the right information to the right people at the right time and place. The world’s most critical data in commerce, finance, government, healthcare and defense runs on Sybase. For more information, visit the Sybase Web site: http://www.sybase.com.

# # # #

Forward-looking Statements: Statements in this release concerning Sybase, Inc., its subsidiaries and their respective prospects and future growth are forward-looking statements that involve a number of uncertainties and risks. Factors that could cause actual events or results to differ materially from those suggested by such forward-looking statements include general business conditions; sales productivity; possible disruptive effects of organizational or personnel changes; political unrest or acts of war; market acceptance of the company’s products and services; customer and industry analyst perception of the company and its technology vision and future prospects; rapid technological changes; competitive factors; unanticipated delays in scheduled product availability dates; interoperability of the company’s products with other leading software application products; volatility of the stock markets generally; market growth rates in the client/server and Internet software markets; and other factors discussed in Sybase, Inc.’s reports filed with the Securities Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2002, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.

Sybase Fourth Quarter 2003 Selected Highlights

Sybase announcements during the fourth quarter of 2003 extended the company’s leadership in the mobile enterprise computing market, positioned it for growth in the core data management market and expanded its reach with key strategic partnerships.

In Q4 2003, Sybase:

Mobile Enterprise Computing

•	Launched the Unwired Enterprise initiative, helping organizations to manage and mobilize data, and giving workers access to business-critical information anytime, anywhere:

http://www.sybase.com/detail/1,6904,1027333,00.html

•	Debuted new versions of Mobile Pharma and Mobile Sales from Sybase subsidiary iAnywhere Solutions®, further strengthening CRM adoption and analytics:

http://www.sybase.com/detail/1,6904,1026871,00.html

http://www.ianywhere.com/press_releases/ias_mobilesales.html

•	Announced that Intuit selected Sybase subsidiary iAnywhere Solutions’ technology to power its CRM applications for small businesses:

http://www.ianywhere.com/press_releases/intuit_crm_applications.html

•	Announced an exclusive contract between Sybase subsidiary iAnywhere Solutions and Salesforce.com for mobile sales force automation technology:

http://www.ianywhere.com/press_releases/ias_salesforcecom.html

•	Announced that Hyundai/Kia Motor Companies selected Sybase to power mobile sales force automation solution:

http://www.sybase.com/detail/1,6904,1027320,00.html

Data Management and Enterprise Applications

•	Unveiled Sybase Replication Server® 12.6, which simplifies data transactions and minimizes data downtime across the enterprise:

http://www.sybase.com/detail/1,6904,1027577,00.html

•	Announced the availability of its enterprise-class relational database management system (RDBMS), Sybase Adaptive Server® Enterprise 12.5.1:

http://www.sybase.com/detail/1,6904,1026395,00.html

•	Announced the availability of ASE on HP-UX and Red Hat Linux operating systems on the Intel Itanium 2-based platform:

http://www.sybase.com/detail/1,6904,1027601,00.html

•	Announced T. Rowe Price selected Sybase for outsourced data management services:

http://www.sybase.com/detail/1,6904,1027647,00.html

Partnerships:

•	Announced a collaboration with Intel and Sybase subsidiary iAnywhere Solutions to further the development of mobilized software for Wi-Fi users in small to medium-sized businesses (SMBs):

http://www.sybase.com/detail/1,6904,1026685,00.html

•	Announced a global agreement with SAP to deliver integrated solutions for small and medium-sized businesses, as well as mobile solutions for SAP BusinessOne customers:

http://www.sybase.com/detail/1,6904,1027334,00.html

Awards and Benchmarking:

•	Announced that the world’s largest data warehouses run on Sybase IQ 12.5, according to Winter Corporation, a leading expert in database scalability for enterprise applications and business intelligence:

http://www.sybase.com/detail/1,6904,1027323,00.html

•	Announced leading share for Sybase PowerDesigner® in data modeling market according to Gartner Dataquest:

http://www.sybase.com/detail/1,6904,1026874,00.html

•	Announced that research firm IDC named Sybase’s subsidiary iAnywhere Solutions as the leader in the Western European mobile middleware market:

http://www.ianywhere.com/press_releases/idc_europe.html

•	Editors of PC Magazine Select SQL Anywhere® Studio as “Best Product of the Year for 2003”:

http://www.pcmag.com/print_article/0,3048,a=115319,00.asp

•	Sybase ASE wins the 2003 LinuxWorld magazine Reader’s Choice Award for “Best Linux Database”:

http://www.sybase.com/detail/1,6904,1028042,00.html

•	ASE 12.5 for Linux and Turbolinux 7 Server, recently won “The Best SMB Linux Package Award” in the 2003 Open Source World Magazine’s Editor’s Choice Awards in China:

http://www.sybase.com/detail/1,6904,1028042,00.html

Sybase, iAnywhere Solutions, SQL Anywhere, Replication Server and PowerDesigner are U.S. registered trademarks of Sybase, Inc. or its subsidiaries.

SYBASE, INC.
RECONCILIATION TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS(1)
(UNAUDITED)

	Three Months Ended December 31, 2003				Three Months Ended December 31, 2002

(In thousands, except per share data)		Pro forma				Pro forma
	GAAP	Adjustments (2)		Pro forma	GAAP	Adjustments (2)		Pro forma

Revenues:
License fees	$81,564	—		$81,564	$85,864	—		$85,864
Services	129,088	—		129,088	124,689	—		124,689

Total revenues	210,652	—		210,652	210,553	—		210,553
Costs and expenses:
Cost of license fees	16,656	(3,831	) a	12,825	13,993	(3,731	) a	10,262
Cost of services	42,140	—		42,140	43,114	—		43,114
Sales and marketing	61,613	—		61,613	68,051	—		68,051
Product development and engineering	28,578	—		28,578	30,269	—		30,269
General and administrative	19,260	—		19,260	21,429	—		21,429
Amortization of other purchased intangibles	500	(500	) a	—	500	(500	) a	—
Goodwill impairment loss	—	—	b	—	12,300	(12,300	) b	—
Stock compensation expense	799	(799	) c	—	446	(446	) c	—
Cost (Reversal) of restructure	(1,589)	1,589	d	—	35,022	(35,022	) d	—

Total costs and expenses	167,957	(3,541)		164,416	225,124	(51,999)		173,125

Operating income (loss)	42,695	3,541		46,236	(14,571)	51,999		37,428
Interest income and expense and other, net	1,529	—		1,529	2,344	—		2,344

Income (Loss) before income taxes and cumulative effect of an accounting change	44,224	3,541		47,765	(12,227)	51,999		39,772
Provision for income taxes	6,502	2,072	e	8,574	(2,449)	12,953	e	10,504

Income (Loss) before cumulative effect of an accounting change	37,722	1,469		39,191	(9,778)	39,046		29,268
Cumulative effect of an accounting change to adopt FAS 142	—	—	f	—	—	—	f	—

Net income (loss)	$37,722	$1,469		$39,191	$(9,778)	$39,046		$29,268

Income (Loss) per share before cumulative effect of an accounting change	$0.39	$0.02		$0.41	$(0.10)	$0.41		$0.31
Cumulative effect of an accounting change	—	—		—	—	—		—

Basic net income (loss) per share	$0.39	$0.02		$0.41	$(0.10)	$0.41		$0.31

Shares used in computing basic net income (loss) per share	96,662	96,662		96,662	94,423	94,423		94,423

Income (Loss) per share before cumulative effect of an accounting change	$0.38	$0.01		$0.39	$(0.10)	$0.40		$0.30
Cumulative effect of an accounting change	—	—		—	—	—		—

Diluted net income (loss) per share	$0.38	$0.01		$0.39	$(0.10)	$0.40		$0.30

Shares used in computing diluted net income (loss) per share	100,253	100,253		100,253	94,423	96,805		96,805

(1)	Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, and the cost of restructuring from prior restructuring activities because we do not believe they are indicative of our core business. For the sake of consistency and clarity in our financial reporting, we will continue to include the costs associated with restructuring activity committed to prior to Q3 2003 as a pro forma adjustment in our financial statements until the related charges and liabilities are completely settled. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

(2)	Proforma adjustments

Proforma adjustments include the following: (a) amortization of purchased intangibles; (b) goodwill impairment loss; (c) amortization of unearned stock compensation; (d) cost of restructuring charges; (e) income tax effect of proforma adjustments; (f) cumulative effect of an accounting change.

SYBASE, INC.
RECONCILIATION TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS(1)
(UNAUDITED)

	Twelve Months Ended December 31, 2003				Twelve Months Ended December 31, 2002

(In thousands, except per share data)		Pro forma				Pro forma
	GAAP	Adjustments (2)		Pro forma	GAAP	Adjustments (2)		Pro forma

Revenues:
License fees	$274,817	—		$274,817	$325,916	—		$325,916
Services	503,245	—		503,245	503,945	—		503,945

Total revenues	778,062	—		778,062	829,861	—		829,861
Costs and expenses:
Cost of license fees	60,711	(15,257	) a	45,454	51,448	(14,924	) a	36,524
Cost of services	162,666	—		162,666	190,067	—		190,067
Sales and marketing	239,045	—		239,045	271,765	—		271,765
Product development and engineering	116,889	—		116,889	117,784	—		117,784
General and administrative	82,111	—		82,111	84,938	—		84,938
Amortization of other purchased intangibles	2,000	(2,000	) a	—	2,000	(2,000	) a	—
Goodwill impairment loss	—	—	b	—	12,300	(12,300	) b	—
Stock compensation expense	2,882	(2,882	) c	—	1,937	(1,937	) c	—
Cost of restructure	7,429	(7,429	) d	—	40,446	(40,446	) d	—

Total costs and expenses	673,733	(27,568)		646,165	772,685	(71,607)		701,078

Operating income	104,329	27,568		131,897	57,176	71,607		128,783
Interest income and expense and other, net	13,766	—		13,766	14,033	—		14,033

Income before income taxes and cumulative effect of an accounting change	118,095	27,568		145,663	71,209	71,607		142,816
Provision for income taxes	30,829	9,072	e	39,901	33,428	7,989	e	41,417

Income before cumulative effect of an accounting change	87,266	18,496		105,762	37,781	63,618		101,399
Cumulative effect of an accounting change to adopt FAS 142	—	—	f	—	(132,450)	132,450	f	—

Net income (loss)	$87,266	$18,496		$105,762	$(94,669)	$196,068		$101,399

Income per share before cumulative effect of an accounting change	$0.92	$0.20		$1.12	$0.39	$0.66		$1.05
Cumulative effect of an accounting change	—	—		—	(1.37)	1.37		—

Basic net income (loss) per share	$0.92	$0.20		$1.12	$(0.98)	$2.03		$1.05

Shares used in computing basic net income (loss) per share	94,833	94,833		94,833	96,844	96,844		96,844

Income per share before cumulative effect of an accounting change	$0.89	$0.19		$1.08	$0.38	$0.64		$1.02
Cumulative effect of an accounting change	—	—		—	(1.33)	1.33		—

Diluted net income (loss) per share	$0.89	$0.19		$1.08	$(0.95)	$1.97		$1.02

Shares used in computing diluted net income (loss) per share	97,582	97,582		97,582	99,584	99,584		99,584

(1)	Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, and the cost of restructuring from prior restructuring activities because we do not believe they are indicative of our core business. For the sake of consistency and clarity in our financial reporting, we will continue to include the costs associated with restructuring activity committed to prior to Q3 2003 as a pro forma adjustment in our financial statements until the related charges and liabilities are completely settled. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

(2)	Proforma adjustments

Proforma adjustments include the following: (a) amortization of purchased intangibles; (b) goodwill impairment loss; (c) amortization of unearned stock compensation; (d) cost of restructuring charges; (e) income tax effect of proforma adjustments; (f) cumulative effect of an accounting change.

SYBASE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
(In thousands, except share and per share data)	2003	2002
	(Unaudited)
Current assets:
Cash and cash equivalents	$315,404	$231,267
Short-term investments	155,093	63,740

Total cash, cash equivalents and short-term cash investments	470,497	295,007
Restricted cash	4,747	5,653
Accounts receivable, net	140,332	169,193
Deferred income taxes	12,739	20,097
Other current assets	16,167	14,669

Total current assets	644,482	504,619
Long-term cash investments	103,296	92,173
Restricted long-term cash investments	3,400	—
Property, equipment and improvements, net	67,462	70,402
Deferred income taxes	58,506	46,295
Capitalized software, net	58,947	62,266
Goodwill, net	140,875	136,826
Other purchased intangibles, net	38,715	50,473
Other assets	35,673	29,695

Total assets	$1,151,356	$992,749

Current liabilities:
Accounts payable	$15,425	$13,085
Accrued compensation and related expenses	39,134	36,671
Accrued income taxes	33,677	34,023
Other accrued liabilities	94,611	112,468
Deferred revenue	206,881	200,458

Total current liabilities	389,728	396,705
Other liabilities	15,129	10,641
Minority interest	5,030	5,029
Stockholders’ equity:
Preferred stock, $0.001 par value, 8,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 200,000,000 shares authorized; 105,337,362 shares issued (2002 - 105,337,362)	105	105
Additional paid-in capital	933,657	929,064
Accumulated deficit	(126,385)	(189,936)
Other comprehensive income/(loss)	26,849	(8,673)
Less: Cost of treasury stock (8,640,205 shares and 2002 - 10,677,306)	(87,672)	(146,816)
Unearned compensation	(5,085)	(3,370)

Total stockholders’ equity	741,469	580,374

Total liabilities and stockholders’ equity	$1,151,356	$992,749

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended December 31,		Twelve Months Ended December 31,

(In thousands, except per share data)	2003	2002	2003	2002

Revenues:
License fees	$81,564	$85,864	$274,817	$325,916
Services	129,088	124,689	503,245	503,945

Total revenues	210,652	210,553	778,062	829,861
Costs and expenses:
Cost of license fees	16,656	13,993	60,711	51,448
Cost of services	42,140	43,114	162,666	190,067
Sales and marketing	61,613	68,051	239,045	271,765
Product development and engineering	28,578	30,269	116,889	117,784
General and administrative	19,260	21,429	82,111	84,938
Amortization of other purchased intangibles	500	500	2,000	2,000
Goodwill impairment loss	—	12,300	—	12,300
Stock compensation expense	799	446	2,882	1,937
Cost of restructure	(1,589)	35,022	7,429	40,446

Total costs and expenses	167,957	225,124	673,733	772,685

Operating income (loss)	42,695	(14,571)	104,329	57,176
Interest income and expense and other, net	1,529	2,344	13,766	14,033

Income (Loss) before income taxes and cumulative effect of an accounting change	44,224	(12,227)	118,095	71,209
Provision for income taxes	6,502	(2,449)	30,829	33,428

Income (Loss) before cumulative effect of an accounting change	37,722	(9,778)	87,266	37,781
Cumulative effect of an accounting change to adopt FAS 142	—	—	—	(132,450)

Net income (loss)	$37,722	$(9,778)	$87,266	$(94,669)

Income (Loss) per share before cumulative effect of an accounting change	$0.39	$(0.10)	$0.92	$0.39
Cumulative effect of an accounting change	—	—	—	(1.37)

Basic net income (loss) per share	$0.39	$(0.10)	$0.92	$(0.98)

Shares used in computing basic net income (loss) per share	96,662	94,423	94,833	96,844

Income (Loss) per share before cumulative effect of an accounting change	$0.38	$(0.10)	$0.89	$0.38
Cumulative effect of an accounting change	—	—	—	(1.33)

Diluted net income (loss) per share	$0.38	$(0.10)	$0.89	$(0.95)

Shares used in computing diluted net income (loss) per share	100,253	94,423	97,582	99,584

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
(UNAUDITED)

	Three Months Ended December 31,		Twelve Months Ended December 31,

(In thousands, except per share data)	2003	2002	2003	2002

Revenues:
License fees	$81,564	$85,864	$274,817	$325,916
Services	129,088	124,689	503,245	503,945

Total revenues	210,652	210,553	778,062	829,861
Costs and expenses:
Cost of license fees	12,825	10,262	45,454	36,524
Cost of services	42,140	43,114	162,666	190,067
Sales and marketing	61,613	68,051	239,045	271,765
Product development and engineering	28,578	30,269	116,889	117,784
General and administrative	19,260	21,429	82,111	84,938

Total costs and expenses	164,416	173,125	646,165	701,078

Operating income	46,236	37,428	131,897	128,783
Interest income and expense and other, net	1,529	2,344	13,766	14,033

Income before income taxes	47,765	39,772	145,663	142,816
Provision for income taxes	8,574	10,504	39,901	41,417

Net income	$39,191	$29,268	$105,762	$101,399

Basic net income per share	$0.41	$0.31	$1.12	$1.05

Shares used in computing basic net income per share	96,662	94,423	94,833	96,844

Diluted net income per share	$0.39	$0.30	$1.08	$1.02

Shares used in computing diluted net income per share	100,253	96,805	97,582	99,584

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., and AvantGo Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change.

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003
(UNAUDITED)

(In thousands, except per share data)

	Infrastructure	iAnywhere	Financial		Consolidated
	Platform Group	Solutions, Inc.	Fusion, Inc.	Eliminations	Total

Revenues:
License fees
Enterprise	$155,182	$763	$—	$—	$155,945
E-Business	39,144	—	—	—	39,144
Mobile and Embedded	26,049	33,807	—	—	59,856
E-Finance	1,527	—	2,622	—	4,149
Datawarehouse	15,723	—	—	—	15,723

Subtotal license fees	237,625	34,570	2,622	—	274,817
Intersegment license revenues	86	21,778	1,271	(23,135)	—

Total license fees	237,711	56,348	3,893	(23,135)	274,817
Services	481,004	10,212	12,029	—	503,245
Intersegment service revenues	11	25,691	4,711	(30,413)	—

Total services	481,015	35,903	16,740	(30,413)	503,245

Total revenues	718,726	92,251	20,633	(53,548)	778,062
Total allocated costs and expenses before cost of restructure and amortization of customer lists and purchased technology	616,447	72,362	24,892	(53,548)	660,153

Operating income (loss) before cost of restructure and amortization of customer lists and purchased technology	102,279	19,889	(4,259)	—	117,909
Cost of restructure - 2003 Activity	9,199	341	13	—	9,553
Amortization of customer lists	—	—	2,000	—	2,000
Amortization of purchased technology	11,679	333	3,245	—	15,257

Operating income (loss) before unallocated costs	$81,401	$19,215	$(9,517)	$—	$91,099
Other unallocated expenses					(13,230)

Operating income after unallocated expenses					104,329
Interest income and expense and other, net					13,766

Income before income taxes					118,095
Provision for income taxes					30,829

Net income					$87,266

Basic net income per share					$0.92

Shares used in computing basic net income per share					94,833

Diluted net income per share					$0.89

Shares used in computing diluted net income per share					97,582

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED DECEMBER 31, 2003
(UNAUDITED)

(In thousands, except per share data)

	Infrastructure	iAnywhere	Financial		Consolidated
	Platform Group	Solutions, Inc.	Fusion, Inc.	Eliminations	Total

Revenues:
License fees
Enterprise	$47,548	$21	$—	$—	$47,569
E-Business	9,334	—	—	—	9,334
Mobile and Embedded	7,916	9,703	—	—	17,619
E-Finance	350	—	888	—	1,238
Datawarehouse	5,804	—	—	—	5,804

Subtotal license fees	70,952	9,724	888	—	81,564
Intersegment license revenues	22	6,610	272	(6,904)	—

Total license fees	70,974	16,334	1,160	(6,904)	81,564
Services	122,080	2,794	4,214		129,088
Intersegment service revenues	7	6,594	1,241	(7,842)	—

Total services	122,087	9,388	5,455	(7,842)	129,088

Total revenues	193,061	25,722	6,615	(14,746)	210,652
Total allocated costs and expenses before cost of restructure and amortization of customer lists and purchased technology	156,952	18,946	6,975	(14,746)	168,127

Operating income (loss) before cost of restructure and amortization of customer lists and purchased technology	36,109	6,776	(360)	—	42,525
Cost of restructure - 2003 Activity	(377)	—	—	—	(377)
Amortization of customer lists	—	—	500	—	500
Amortization of purchased technology	2,920	100	811	—	3,831

Operating income (loss) before unallocated costs	$33,566	$6,676	$(1,671)	$—	$38,571
Other unallocated expenses					(4,124)

Operating income after unallocated expenses					42,695
Interest income and expense and other, net					1,529

Income before income taxes					44,224
Provision for income taxes					6,502

Net income					$37,722

Basic net income per share					$0.39

Shares used in computing basic net income per share					96,662

Diluted net income per share					$0.38

Shares used in computing diluted net income per share					100,253

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED DECEMBER 31, 2003
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
(UNAUDITED)

(In thousands, except per share data)

	Infrastructure	iAnywhere	Financial		Consolidated
	Platform Group	Solutions, Inc.	Fusion, Inc.	Eliminations	Total

Revenues:
License fees
Enterprise	$47,548	$21	$—	$—	$47,569
E-Business	9,334	—	—	—	9,334
Mobile and Embedded	7,916	9,703	—	—	17,619
E-Finance	350	—	888	—	1,238
Datawarehouse	5,804	—	—	—	5,804

Subtotal license fees	70,952	9,724	888	—	81,564
Intersegment license revenues	22	6,610	272	(6,904)	—

Total license fees	70,974	16,334	1,160	(6,904)	81,564
Services	122,080	2,794	4,214	—	129,088
Intersegment service revenues	7	6,594	1,241	(7,842)	—

Total services	122,087	9,388	5,455	(7,842)	129,088

Total revenues	193,061	25,722	6,615	(14,746)	210,652
Total allocated costs and expenses	156,952	18,946	6,975	(14,746)	168,127

Operating income (loss) before unallocated expenses	$36,109	$6,776	$(360)	$—	$42,525
Other unallocated expenses					(3,711)

Operating income after unallocated expenses					46,236
Interest income and expense and other, net					1,529

Income before Income taxes					47,765
Provision for income taxes					8,574

Net income					$39,191

Basic net income per share					$0.41

Shares used in computing basic net income per share					96,662

Diluted net income per share					$0.39

Shares used in computing diluted net income per share					100,253

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., and AvantGo Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change.

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
(UNAUDITED)

(In thousands, except per share data)

	Infrastructure	iAnywhere	Financial		Consolidated
	Platform Group	Solutions, Inc.	Fusion, Inc.	Eliminations	Total

Revenues:
License fees
Enterprise	$155,182	$763	$—	$—	$155,945
E-Business	39,144	—	—	—	39,144
Mobile and Embedded	26,049	33,807	—	—	59,856
E-Finance	1,527	—	2,622	—	4,149
Datawarehouse	15,723	—	—	—	15,723

Subtotal license fees	237,625	34,570	2,622	—	274,817
Intersegment license revenues	86	21,778	1,271	(23,135)	—

Total license fees	237,711	56,348	3,893	(23,135)	274,817
Services	481,004	10,212	12,029	—	503,245
Intersegment service revenues	11	25,691	4,711	(30,413)	—

Total services	481,015	35,903	16,740	(30,413)	503,245

Total revenues	718,726	92,251	20,633	(53,548)	778,062
Total allocated costs and expenses	616,447	72,362	24,892	(53,548)	660,153

Operating income (loss) before unallocated expenses	$102,279	$19,889	$(4,259)	$—	$117,909
Other unallocated expenses					(13,988)

Operating income after unallocated expenses					131,897
Interest income and expense and other, net					13,766

Income before income taxes					145,663
Provision for income taxes					39,901

Net income					$105,762

Basic net income per share					$1.12

Shares used in computing basic net income per share					94,833

Diluted net income per share					$1.08

Shares used in computing diluted net income per share					97,582

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., and AvantGo Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change.

Consolidated Statements of Cash Flows

	For the years ended December 31,
(Dollars in thousands)	2003	2002	2001

Cash and cash equivalents, beginning of year	$231,267	$222,793	$235,588
Cash flows from operating activities:
Net income (loss)	87,266	(94,669)	(25,522)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	84,885	81,342	136,482
Write-off of in-process research and development			18,500
Write-off of assets in restructuring	258	992	3,188
Minority interest in income (loss) of subsidiaries			30
Gain on disposal of assets	(435)	(3,004)	(962)
Goodwill impairment		144,750
Deferred income taxes	729	(4,771)	(1,563)
Tax benefit from exercise of stock options		3,451	1,039
Amortization of deferred stock-based compensation	2,882	1,937	1,334
Changes in assets and liabilities:
Accounts receivable	40,738	16,234	58,184
Other current assets	1,646	6,648	4,163
Accounts payable	(4,591)	32	(8,687)
Accrued compensation and related expenses	1,495	(7,472)	(19,794)
Accrued income taxes	6,598	4,555	(1,422)
Other accrued liabilities	(29,598)	1,359	(44,127)
Deferred revenues	5,622	7,940	(28,054)
Other liabilities	4,650	4,953	305

Net cash provided by operating activities	202,145	164,277	93,094
Cash flows from investing activities:
(Increase) Decrease in restricted cash	906	(2,227)	(3,426)
Purchases of available-for-sale cash investments	(325,725)	(234,754)	(119,745)
Maturities of available-for-sale cash investments	153,805	43,857	82,497
Sales of available-for-sale cash investments	69,064	156,916	66,768
Business combinations, net of cash acquired	(13,900)	(2,106)	27,166
Purchases of property, equipment and improvements	(35,325)	(40,476)	(38,985)
Proceeds from sale of fixed assets	159	1,068	568
Capitalized software development costs	(27,964)	(32,729)	(35,783)
(Increase) decrease in other assets	288	327	(1,971)

Net cash used for investing activities	(178,692)	(110,124)	(22,911)
Cash flows from financing activities:
Minority Interest	1	—	3,133
Net proceeds from the issuance of common stock and reissuance of treasury stock	55,914	23,641	28,401
Purchases of treasury stock	(30,883)	(89,826)	(106,930)

Net cash provided by (used for) financing activities	25,032	(66,185)	(75,396)
Effect of exchange rate changes on cash	35,652	20,506	(7,582)

Net increase (decrease) in cash and cash equivalents	84,137	8,474	(12,795)
Cash and cash equivalents, end of year	315,404	231,267	222,793

Cash investments, end of year	258,389	155,913	120,367
Total cash, cash equivalents and cash investments, end of year	$573,793	$387,180	$343,160